SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              FUELCELL ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                          06-0853042
---------------------------------                       -------------------
           (State of                                       (IRS Employer
 Incorporation or Organization)                          Identification No.)

3 Great Pasture Road, Danbury, Connecticut                     06813
-------------------------------------------                 ----------
 (Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this
form relates:   N/A

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class             Name of Each Exchange on Which
         to be so Registered             Each Class is to be Registered
         -------------------             -----------------------------
                 N/A                                   N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.0001 par value
                        --------------------------------
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered

         A description of the Registrant's Common Stock is set forth under the caption "DESCRIPTION OF CAPITAL STOCK" contained in the prospectus included in the Company's Registration Statement on Form S-3 (File No. 333-32972), and is incorporated herein by reference.

Item 2.   Exhibits.

         See Exhibit Index immediately following signature page.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          FUELCELL ENERGY, INC.

Date: June 6, 2000                        By: /s/ Joseph G. Mahler
                                             -----------------------------
                                                  Joseph G. Mahler
                                                  Senior Vice President,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer

                              FUELCELL ENERGY, INC.


                                  EXHIBIT INDEX
                                       to
                                    FORM 8-A


Exhibit
Number    Description
-------   -----------

  3.1 Certificate of Incorporation of the registrant, as amended, (incorporated by reference to Exhibit 3.1 contained in the registrant's Current Report on Form 8-K dated September 21, 1999)

  3.2 Restated By-Laws of the registrant, dated July 13, 1999 (incorporated by reference to Exhibit 3.2 contained in the registrant's Current Report on Form 8-K dated September 21, 1999)

  4.1     Specimen of Common Share Certificate (incorporated by reference to
          Exhibit 4 contained in the registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999)